澳門特別行政區政府
Governo da Região Administrativa Especial de Macau
商業及動產登記局
Conservatória dos Registos Comercial e de Bens Móveis

商 業 登 記 證 明

CERTIDÃO DO REGISTO COMERCIAL

申請編號 Ordem : 150 11/02/2010

申請人 Requerente: CHEN BOR HANN

登記編號 N°.de Registo: 25487 SO

商業名稱 Firma:

中 文	Em Chinês	: 恆裕態投資有限公司
葡 文	Em Português	: HANG YU TAI INVESTIMENTO LIMITADA
英 文	Em Inglês	: HANG YU TAI INVESTMENT LIMITED

法人住所 Sede: 澳門東北大馬路海名居3座5樓L室

本證明共 9 頁，均蓋有登記局之鋼印，並編上號碼後由本人簡簽
A presente certidão ocupa 9 folha(s) e tem aposto o selo branco desta Conservatória, estando todas elas numeradas e por mim rubricadas

所載資料截至 as informações reportam-se até: 04 / 02 / 2010

發出日期 Data de emissão: 11/02/2010

助理員 O Ajudante

[signature]

António Sérgio Amaral

帳項 Conta:

第八條第一款 c項 Art.8°,n°.1.c	.. $	*******50
印花稅表第十一條 Art.11° TGIS	... $	*******55
總金額 Total	.... $	******105

登錄及附註

Inscrições e Averbamentos

法人商業企業主登記編號 Nº de Registo do Empresário Comercial, Pessoa Colectiva : 25487 (SO)
申請編號 AP. 38/21092006
登錄事項 Facto inscrito : 設立 acto constitutivo
商業名稱 Firma :
中文 em chinês : 恆裕態投資有限公司
葡文 em português : "HANG YU TAI INVESTIMENTO LIMITADA"
英文 em inglês : "HANG YU TAI INVESTMENT LIMITED"
法人住所 Sede : 澳門氹仔孫逸仙博士大馬路 544C 號大中華廣場綠湖居 12 樓 E 座
所營事業 Objecto : 物業投資、出入口貿易
資本 Capital : MOP $25,000.00
股東及股 Sócio(s) e quota(s) :

1) 股東 Sócio : 唐慕冰 TONG MO PING
   性別 Sexo : 女 F　　婚姻狀況 Estado civil : 未婚，成年 solteira, maior
   住所 Domicílio : 香港新界天水圍天頌苑頌書閣 34 樓 04 室
   股額 Quota : $17,500.00
2) 股東 Sócio : 唐慕貞 TONG MO CHING
   性別 Sexo : 女 F　　婚姻狀況 Estado civil : 已婚 casada
   配偶 Cônjuge : 陳強 CHAN KEUNG
   財產制度 Regime de bens : 分別財產制 regime da separação de bens
   住所 Domicílio : 香港粉嶺華明村康明樓 31 樓 3118 室
   股額 Quota : $7,500.00

行政管理 Administração : 一名成員
成員 Administrador(es) :
股東 Sócio(s) :
- 姓名 Nome : 唐慕冰 TONG MO PING

簽名方式 Forma de obrigar : 一名行政管理機關成員簽署
條款 Cláusula : 股轉讓與非股東須經公司同意，公司有第一優先權，股東則次之
文件 Documentos :
設立文件 20-09-2006 ; 公司章程 ; 股東名單 ; 公司各機關成員名單 ; 接受職務聲明 ; 律師聲明
acto constitutivo 20-09-2006; estatuto social; relação dos sócios; relação do membro do órgão social; declaração de aceitação do cargo; declaração de advogado
代局長 A Substª da Conservadora, Leonor Madeira de Carvalho

法人商業企業主登記編號 Nº de Registo do Empresário Comercial, Pessoa Colectiva : 25487 (SO)
申請編號 AP. 29/28062007
附於登錄 À inscrição : 編號 Ap.38/21092006
附註事項 Facto averbado : 法人住所之變更 mudança de sede
法人住所 Sede : 澳門東北大馬路海名居 3 座 5 樓 L 室
文件 Documentos : 申請書 requerimento-declaração 28-06-2007
代局長 A Substª da Conservadora, Leonor Madeira de Carvalho

法人商業企業主登記編號 Nº de Registo do Empresário Comercial, Pessoa Colectiva : 25487 (SO)
申請編號 AP. 43/10122007
附於登錄 À inscrição : 編號 Ap.38/21092006
附註事項 Facto averbado : 職務之終止 cessação de funções
被解任之人 Destituído(s) : 所有行政管理機關成員 todos os membros da administração
文件 Documentos : 公證書 escritura 30-11-2007 (私人公證員 notário privado João Miguel Barros, 第 fls. 99 頁, 第 Lº 30 號簿冊)
代局長 A Substª da Conservadora, Leonor Madeira de Carvalho

1. ------------------------------

法人商業企業主登記編號 Nº de Registo do Empresário Comercial, Pessoa Colectiva : 25487 (SO)
申請編號 AP. 41/10122007
登錄事項 Facto inscrito : 取得 aquisição
原因 Causa : 股之轉讓 transmissão de quota
股 Quota(s) : $17,500.00
權利主體 Sujeito(s) activo(s) : "A POWER AGRO AGRICULTURE DEVELOPMENT, INC.", 住所設於 com sede em Nevada, 3290 Plumas Street #116, City of Reno, County of Washoe
義務主體 Sujeito(s) passivo(s) : 唐慕冰 Tong Mo Ping
價值 Valor(es) : 與票面價值同 igual ao nominal
文件 Documentos : 公證書 escritura 30-11-2007 (私人公證員 notário privado João Miguel Barros, 第 fls. 99 頁, 第 Lº 30 號簿冊)
代局長 A Substª da Conservadora, Leonor Madeira de Carvalho

1. ------------------------------

法人商業企業主登記編號 Nº de Registo do Empresário Comercial, Pessoa Colectiva : 25487 (SO)
申請編號 AP. 42/10122007
登錄事項 Facto inscrito : 取得 aquisição
原因 Causa : 股之分割及轉讓 divisão e transmissão de quota

分割之股 Quota dividida : $75,000.00

因分割所生之股 Quota(s) resultante(s) da divisão : $2,500.00; $5,000.00

權利主體 Sujeito(s) activo(s) : 1) 洪滿祥 HUNG, MOON CHEUNG, 男，已婚 casado, 配偶 cônjuge 徐珮玲 TSUI, PUI LING, 分別財產制 no regime da separação de bens, 居住於 residente em Macau, na Rua Cinco de Outubro, nº 150, r/c - $2,500.00 及 e 2) "A POWER AGRO AGRICULTURE DEVELOPMENT, INC.", 住所設於 com sede em Nevada, 3290 Plumas Street #116, City of Reno, County of Washoe - $5,000.00

義務主體 Sujeito(s) passivo(s) : 唐慕貞 Tong Mo Ching

價值 Valor(es) : 與票面價值同 iguais aos nominais

文件 Documentos : 公證書 escritura 30-11-2007 (私人公證員 notário privado João Miguel Barros, 第 fls. 99 頁, 第 L° 30 號簿冊)

代局長 A Substª da Conservadora, Leonor Madeira de Carvalho

I. ----------------------------------

法人商業企業主登記編號 Nº de Registo do Empresário Comercial, Pessoa Colectiva : 25487 (SO)

申請編號 AP. 44/10122007

登錄事項 Facto inscrito : 公司章程之部分修改 alteração parcial do pacto

修改部分 Alterações :

法人住所 Sede : 澳門東北大馬路海名居 3 座 5 樓 L 室

所營事業 Objecto : 物業投資、出入口貿易 investimento imobiliário e o comércio de importação e exportação

資本 Capital : 維持不變 mantém o de MOP $25,000.00

股東及股 Sócio(s) e quota(s) :

1) 股東 Sócio : 洪滿祥 HUNG, MOON CHEUNG
   性別 Sexo : 男 M 婚姻狀況 Estado civil : 已婚 casado
   配偶 Cônjuge : 徐珮玲 TSUI, PUI LING
   財產制度 Regime de bens : 分別財產制 regime da separação de bens
   住所 Domicílio : Rua Cinco de Outubro, nº 150, r/c, em Macau
   股額 Quota : $2,500.00

2) 股東名稱 Denominação : "A POWER AGRO AGRICULTURE DEVELOPMENT, INC."
   住所 Sede : 3290 Plumas Street #116, City of Reno, County of Washoe, Nevada
   股額 Quota : $22,500.00

行政管理 Administração : composta por um ou mais administradores

成員 Administrador(es) :

非股東 Não Sócio(s) :

- 姓名 Nome : 陳伯翰 CHEN, BOR-HANN

性別 Sexo : 男 M 婚姻狀況 Estado civil : 已婚 casado

住所 Domicílio : Tai Sun Street, 3/F, Lane 16, Taipei, Taiwan

- 姓名 Nome : TAN POAY TEIK

性別 Sexo : 男 M 婚姻狀況 Estado civil : 已婚 casado

住所 Domicílio : 71 Persiarandesa Ampang, Taman Sri Ampang, Ampang 68000, Selangor, na Malásia

簽名方式 **Forma de obrigar** : a assinatura de um administrador

條款 **Cláusula** : a transmissão de quotas quer entre os sócios quer a estranhos, depende do consentimento da sociedade, que tem o direito de preferência, preferindo, em segundo lugar, os sócios na proporção das suas quotas

文件 **Documentos** :

公證書（載於私人公證員 João Miguel Barros 第 30 號簿冊第 99 頁）30-11-2007；公司章程完整文本；股東名單；公司各機關成員名單；接受職務聲明

escritura 30-11-2007 (notário privado João Miguel Barros, fls. 99, L° 30); o texto completo do estatuto social; relação dos sócios; relação dos membros dos órgãos sociais; declaração de aceitação dos cargos

代局長 A Substª da Conservadora, Leonor Madeira de Carvalho

備考索引
Cotas de referência

登記編號 Nº. de Registo: 25487 (SO)

登錄 Ins. nº	Ap.38/21092006	(設立 acto constitutivo)
附註 Avb.nº	Ap.29/28062007	(法人住所之變更 mudança de sede)
附註 Avb.nº	Ap.43/10122007	(職務之終止 cessação de funções)
登錄 Ins. nº	Ap.41/10122007	(股之轉讓 transmissão de quota)
登錄 Ins. nº	Ap.42/10122007	(股之分割及轉讓 divisão e transmissão de quota)
登錄 Ins. nº	Ap.44/10122007	(公司章程之部分修改 alteração parcial do pacto)

- - - - 完 Fim - - - -

Apresentação 41 a 44
10 DEC 2007
O Funcionário

ESTATUTOS ACTUALIZADOS

"恆裕態投資有限公司"

"HANG YU TAI INVESTIMENTO LIMITADA"

"HANG YU TAI INVESTMENT LIMITED"

------------------------ ARTIGO PRIMEIRO ------------------------

----- A sociedade adopta a denominação em chinês em chinês "恆裕態投資有限公司", em português, "HANG YU TAI INVESTIMENTO LIMITADA" e, em inglês, "HANG YU TAI INVESTMENT LIMITED", com sede em 澳門東北大馬路海名居3座5樓L室. --

------------------------ ARTIGO SEGUNDO ------------------------

------ O objecto da sociedade é exercício da actividade no sector de investimento imobiliário e o comércio de importação e exportação, podendo ainda dedicar-se a todo e qualquer outro ramo de comércio ou indústria permitido por lei. ---

------------------------ ARTIGO TERCEIRO ------------------------

------ A sua duração é por tempo indeterminado, contando-se, para todos os efeitos, o seu início a partir da data da sua constituição. --

------------------------ ARTIGO QUARTO ------------------------

------ O capital social, integralmente subscrito e realizado em

6

dinheiro, é de **VINTE E CINCO MIL PATACAS** e corresponde à soma de quotas dos sócios assim discriminadas: ---

---- a) uma quota no valor de **VINTE E DUAS MIL E QUINHENTAS PATACAS**, subscrita pela sócia **"A POWER AGRO AGRICULTURE DEVELOPMENT, INC.**; e

---- b) uma quota no valor de **DUAS MIL E QUINHENTAS PATACAS**, subscrita pelo sócio **HUNG, MOON CHEUNG (洪,滿祥 - 3163 3341 4382)**. -----------------------------------

------------------------ **ARTIGO QUINTO** ------------------------

----- A transmissão de quotas quer entre os sócios quer a estranhos, depende do consentimento da sociedade, que tem o direito de preferência, preferindo, em segundo lugar, os sócios na proporção das suas quotas. ---------------------

------------------------ **ARTIGO SEXTO** ------------------------

----- A gestão e administração dos negócios da sociedade pertencem a uma administração, composta por um ou mais administradores, desde já nomeados os não sócios 陳柏翰 - **CHEN, BOR-HANN**, casado, nacionalidade chinesa e residente em Taiwan, Tai Sun Street, 3/F, Lane 16, Taipei, e **TAN POAY TEIK**, casado, de nacionalidade malasiana e residente na Malásia, 71 Persiarandesa Ampang, Taman Sri Ampang, Ampang 68000, Selangor. -----------------------

-------------------- **PARÁGRAFO PRIMEIRO** --------------------

----- Para a sociedade ficar validamente obrigada, em todos

6

os seus actos, contratos e documentos, activa ou passivamente, em juízo ou fora dele, é suficiente a assinatura de um administrador. --------------------------------

------------------ PARÁGRAFO SEGUNDO ----------------

----- A sociedade pode constituir mandatários, sendo ainda conferida aos administradores a faculdade de delegar total ou parcialmente os seus poderes. ----------------------------

------------------ PARÁGRAFO TERCEIRO ----------------

----- Sem prejuízo do disposto no parágrafo seguinte, é proibido à administração obrigar a sociedade em actos e contratos estranhos ao objecto da sociedade. ---------------

------------------- PARÁGRAFO QUARTO -----------------

------ Os administradores, de harmonia com a forma de obrigar estipulada no parágrafo primeiro deste artigo, poderão, além dos actos normais de administração, obrigar a sociedade nos seguintes actos: ----------------------------

----- a) Alienar, por venda, troca ou qualquer outro título oneroso, bens móveis ou imóveis, valores e direitos, incluindo obrigações e quaisquer participações sociais e, bem assim, constituir hipotecas ou quaisquer garantias ou ónus sobre os mesmos bens; --------------------------------

----- b) Adquirir, por qualquer modo, bens móveis ou imóveis, valores e direitos, designadamente participação no capital social de outras sociedades pre-existentes ou a constituir; --

----- c) Tomar ou dar de arrendamento bens imóveis para a

prossecução dos fins sociais; --

----- d) Movimentar contas bancárias, depositar e levantar dinheiro, emitir, subscrever, aceitar, sacar e endossar letras, livranças, cheques e quaisquer outros títulos de crédito; -----

----- e) Contrair empréstimos e obrigar-se em quaisquer outros financiamentos bancárias ou de outra natureza, com ou sem garantias reais; e --

----- f) Constituir hipotecas e outras garantias ou ónus sobre bens ou direitos sociais, para a segurança de empréstimos, financiamentos e outras obrigações contraídas pela sociedade. --

---------------------------ARTIGO SÉTIMO ---------------------------

----- As assembleias gerais, quando a lei não exigir outra formalidade, serão convocadas por qualquer administrador, por meio de carta registada, dirigidas aos sócios com, pelo menos, quinze dias de antecedência, indicando sempre o assunto a tratar. ---

-------------------- PARÁGRAFO PRIMEIRO --------------------

----- Os sócios poderão fazer-se representar por outro sócio nas assembleias gerais, mediante mandato conferido por simples carta. --

---------------------PARÁGRAFO SEGUNDO --------------------

----- A falta de antecedência prevista no corpo deste artigo, poderá ser suprida pela aposição da assinatura dos sócios no aviso de convocação, sem prejuizo do disposto no artigo

6

8

duzentos e dezassete do Código Comercial.

Macau, aos 30 de Novembro de 2007.

O administrador:

4
9

(Translation)

MACAU SPECIAL ADMINISTRATIVE REGION
Registry of Businesses

Business Registration Certification

Application No: 150 February 11, 2010

Applicant : CHEN BOR HANN

Registration No: 25487 SO

Business Name :

Chinese :

Portugal : HANG YU TAI INVESTIMENTO LIMITADA

English : HANG YU TAI INVESTMENT LIMITED

Address : RM . L , 5 Floor , Block 3 , Dong ,Bei Da Ma Road, Hai Ming Ju, Macau

This Certificate consists of 9 pages, all bearing the Seal of the Registry, serial number and my initials.

The information contained herein as at February 4, 2010.

Date of issue : February 11, 2010.

Officer

(Signed)

Antonio Sergio Amaral

Charges

Article 8 No. 1 c	$ 50.00
Stamp Duty Schedule Article 11...............................	$ 55.00
Total	$ 105.00

Registration Contents & Appendices

Business Registration No: 25487（SO）

Business Application No: AP.38/21092006

Regihstration Purpose : Incorporation

Business Name :

Chinese :

Portugal : " HANG YU TAI INVESTIMENTO LIMITADA"

English : "HANG YU TAI INVESTMENT LIMITED"

Address : Block E, 12th Floor , Yuan Hu Ju, Da Zhong Hua Plaza, No 544C, Dang Zi Sun Yi Xian Bo Shi Da Ma Road, Macau

Business : Investment and import & export

Capital : MOP $25,000.00

Shareholders & Share capital :

1) Shareholder : TONG MO PING

Sex : Female Marital Status : Unmarried, Adult

Address: RM.04, Block 34, Song, Shu, Ge, , Tian Song Yuan, Tian Shui Wei ,Xin Jie, Hong Kong.

Share capital: $ 17,500,00

2) Shareholder : TONG MO CHING

Sex: Female Marital Status: Married

Spouse : CHAN KEUNG

Personal Asset arrangement : Separate asset arrangement with spouse

Address: Rm.3188, Block 31, Kang Ming Building , Fen Lin Hua Ming Village , Hong Kong

Share capital: $7.500.00

Board of directors : consists of 1 or more directors

Members :

Shareholder :

Name : TONG MO PING

Signature authorisation : Only one signature of the directors is required to take effect

Condition : Prior consent of the Company is required for any share transfer and the Company has the first right to purchase.

Document :

Establish document September 20, 2006: Company Constitution; Shareholders' List; List of the members of the Company's various departments; Acceptance of Appointment

Acting Head of Registry Leonor Madeira de Carvalho

Business Registration No: 25487 (SO)

Application No: AP.29/28062007

Appendices Registration :No AP.38/21092006

Appendices Purpose : Change of address

Address: RM.L , 5 Building , Block 3, Hai Ming ju , DongBei Da Ma Road , Macau.

Document : Application 28-06-2007

Acting Head of Registry Leonor Madeira de Carvalho

Business Registration No: 25487 (SO)

Application: No: AP.43/10122007

Appendices Registration :No AP.38/21092006

Appendices Purpose : Termination of duties

Dismissed person : all the directors

Documents : Notarised Certificate of November 30, 2007 (extracted from Private Notary Public Joao Miguel Barros's Records No .L° 30 Page 99);

Acting Head of Registry Leonor Madeira de Carvalho

I---

Business Registration No: 25487 (SO)

Application No: AP.41/10122007

Registration Purpose : Acquisition

Reason: Transfer of shares

Share : $ 17,500,00

Acquirer : "A POWER AGRO AGRICULTURE DEVELOPMENT, INC." , at address: com sede em Nevada,3290 Plumas Street# 116,City of Reno, Country of Washoe

Transferee : Tong Mo Ping

Value: Share face value

Documents : Notarised Certificate of November 30, 2007 (extracted from Private Notary Public Joao Miguel Barros's Records No. L° 30 Page 99);

Acting Head of Registry Leonor Madeira de Carvalho

I---

Business Registration No: 25487 (SO)

Application No: AP.41/10122007

Registration Purpose : Acquisition

Reason: splitting and transfer of shares

Split shares : $ 7,500,00

Resultant shares after split: $ 2,500.00; $ 5,000.00

Acquirer : 1) HUNG , MOON CHEUNG, Male , Married, Spouse : TSUI, PUI LING, Separate asset arrangement with spouse , Address : Rua Cinco de Outubro, n° 150, r/c. em Macau-$ 2,500.00 and 2) "A POWER AGRO AGRICULTURE DEVELOPMENT, INC." , address at com sede em Nevada, 3290 Plumas Street # 116, City of Reno, Country of Washoe-$ 5,000.00

Transferee : Tong Mo Ching

Value: Share face value

Documents: Notarised Certificate of November 30, 2007 (extracted from Private Notary Public Joao Miguel Barros's Records No. L° 30 Page 99);

Acting Head of Registry Leonor Madeira de Carvalho

I---

Business Registration No: 25487 (SO)

Application No: AP.44/10122007

Registration Purpose : Amending part of the company's constitution

Amended part:

Address : RM.L ,5 Building , Block 3, Hai ming ju , DongBei Da Ma Road , Macau.

Business : Investment, import & export

Capital : MOP $ 25,000,00 remain unchanged.

Shareholders & Share capital :

1) Shareholder : HUNG, MOON CHEUNG

   Sex : Male Marital Status : Married

   Spouse : TSUI, PUI LING

   Personal Asset arrangement : Separate asset arrangement with spouse

   Address : Rua Cinco de Outubro, n° 150, r/c. em Macau

   Share capital : $2,500.00

2) Shareholder : "A POWER AGRO AGRICULTURE DEVELOPMENT, INC."

   Address : 3290 Plumas Street #116, City of Reno, Country of Washoe, Nevada

   Share capital : $22,500.00

Directors : composed of one or more directors

Members :

Non-Shareholder :

Name : CHEN, BOR-HANN

Sex : Male Marital Status : Married

Address : Tai Sun Street, 3/F, lane 16, Taipei, Taiwan

Name : TAN POAY TEIK

Sex : Male Marital Status : Married

Address: 71 Persiarandesa Ampang, Taman Sri Ampang, Ampang 68000, Selangor , na Malasia

Signature authorisation :_ Only one signature of the directors is required to take effect

Condition : The transmission of shares both among the shareholders or to the third party, shall require the consent of the company.

Document :

Notarised Certificate of November 30, 2007 (extracted from Private Notary Public Joao Miguel Barros's Records No. 30 Page 99); Company Constitution; Shareholders' List; List of the members of the Company's various departments; Acceptance of Appointment

Acting Head of Registry Leonor Madeira de Carvalho

Reference Note

Business Registration No : 25487(SO)

Registration Ap.38/21092006	(incorporation)
Appendices	(change of address)
Appendices	(termination of duties)_
Registration Ap.41/10122007	(transfer of shares)
Registration Ap.42/10122007	(splitting and transfer of shares)
Registration Ap.44/10122007	(amending part of the company's constitution)

-------- The End ----

STATUTORY UPDATES

"恆裕熊投資有限公司"
"HANG YU TAI INVESTIMENTO LIMITADA"
"HANG YU TAI INVESTMENT LIMITED"

Article No. 1

----- The business name of the Company shall be "恆裕熊投資有限公司" in Chinese language, "HANG YU TAI INVESTIMENTO LIMITADA" in Portugal language and "HANG YU TAI INVESTMENT LIMITED" in English language, and its address shall be RM.L 5 Building , Block 3, Hai Ming Ju , DongBei Da Ma Road , Macau.

Article No. 2

----- The company may engage in activities in the sector of real estate investment and trade in import and export and and all other businesses, commercial or industrial, permitted by law.

Article No. 3

----- The operational and validity period of the Company is not pre-determined, and the Company shall commence its operation as from the date of this accord.

Article No. 4

---- The capital of the Company shall be Macau Dollars Twenty Five Thousand **(MOP$25,000.00)**, duly paid up by cash : -----

----- a) The shareholder **"A Power Agro Agriculture Development, Inc."** holds 1 share, duly paid Macau Dollars Twenty Two Thousand Five Hundred **(MOP$22,500.00)** ; and

----- b) The shareholder **HUNG, MOON CHEUNG (3163 3341 4382)** holds 1 share, duly paid Macau Dollars Two Thousand Five Hundred **(MOP$2,500.00)**.

Article No. 5

---- The transmission of shares both among the shareholders or to the third party, shall require the consent of the company.

Article No. 6

----- The Company shall be managed and represented by 1 or more directors. The non shareholder **CHEN, BOR-HANN**, male, married, Chinese Nationality, now residing at Tai Sun Street, 3/F, lane 16, Taipei, Taiwan and the non shareholder **TAN POAY TEIK**, male, married, Malaysian Nationality, now residing at 71 Persiarandesa Ampang, Taman Sri Ampang, Ampang 68000, Selangor, Malaysia are now appointed as the members of the board of directors.

Paragraph 1

----- The conduct, agreements and documents of the Company shall be executed by 1 member of the board of directors to be binding on the Company.

Paragraph 2

----- The company may appoint agent, and the members of the board of directors may delegate part or all of their powers or duties to other person.

Paragraph 3

---- Subject to the next paragraph, the directors are prohibited from entering into any contracts or deeds on behalf of the company outside the company's objects

Paragraph 4

----- In pursuance of Paragraph 1 on the legally binding responsibility of the Company, members of the Company, apart from their management duties, may:

----- a) transfer by way of a sale, exchange or other method with consideration any movable or immovable assets, assets with value and undertaking of the Company, including debt securities and shareholders' capital, and pledge any of the Company's asset or undertaking as security or guarantee ;

----- b) acquire by whatever means any movable or immovable assets, assets with value and undertaking of any existing or to-be-incorporated companies, including their debt securities and shareholders' capital ;

----- c) to carry out any of the objects of the company lease or take on lease any immovable properties ;

----- d) draw, make, accept, endorse, discount, execute and issue promissory notes, bills of exchange and other negotiable or transferable instruments ;

----- e) borrow money or raise any other form of loan or financing and provide any guarantee for any person or thing in whatever nature or form.

----- f) to secure the Company's borrowing or fund raising mortgage or charge the Company's undertaking and property whether outright or as security for any debt, liability, or obligation of the Company.

Article No. 7

----- Unless the law otherwise provides, a general meeting shall be convened by a member of the board of directors by way of written notice sent to the shareholders by registered post fifteen days at the least before the date of the general meeting, specifying the purpose of the meeting.

Paragraph 1

----- A shareholder may appoint another shareholder as his proxy for the purpose of attendance at the general meeting and, for that purpose, the shareholder shall notify the chairman in writing of such appointment of proxy.

Paragraph 2

----- If a general meeting is convened by a shorter notice, the shareholders may rectify the same by signing on the Notice of Meeting, without prejudice to the applicability of Section 217, Commercial Code.

(Signed by) the Director
At Macau on November 30, 2007